UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
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Aon Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.envisionreports.com/AON Step 1: Go to www.envisionreports.com/AON to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Stockholder Meeting Notice 01AWVB + + Important Notice Regarding the Availability of Proxy Materials for the Aon Corporation Stockholder Meeting to be Held on May 20, 2011 Under the rules of the Securities and Exchange Commission, you are receiving this notice that the proxy materials for Aon Corporation’s annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy of the proxy materials. The items to be voted on and location of the annual meeting are on the reverse side. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2010 are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view proxy materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 10, 2011 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION C O Y 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials, which include the proxy card, Proxy Statement and Annual Report, and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/AON. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send an email to investorvote@computershare.com with “Proxy Materials Aon Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 10, 2011.  Stockholder Meeting Notice Aon Corporation’s Annual Meeting of Stockholders will be held on May 20, 2011 at the Indiana Room, Aon Center, 200 East Randolph Street, Chicago, IL 60601 at 8:30 A.M. CDT. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2, 3, 5 and 6 and every 1 YR for Proposal 4. 1. Election of Directors. 01 - Lester B. Knight 02 - Gregory C. Case 03 - Fulvio Conti 04 - Cheryl A. Francis 05 - Judson C. Green 06 - Edgar D. Jannotta 07 - Jan Kalff 08 - J. Michael Losh 09 - R. Eden Martin 10 - Andrew J. McKenna 11 - Robert S. Morrison 12 - Richard B. Myers 13 - Richard C. Notebaert 14 - John W. Rogers, Jr. 15 - Gloria Santona 16 - Carolyn Y. Woo 2. Ratification of appointment of Ernst & Young LLP as Aon’s Independent Registered Public Accounting Firm. 3. Advisory vote on executive compensation. 4. Advisory vote on the frequency of the advisory vote on executive compensation. 5. Approval of the Aon Corporation 2011 Incentive Plan. 6. Approval of the Aon Corporation 2011 Employee Stock Purchase Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the Aon Corporation Annual Meeting For directions to the Aon Corporation Annual Meeting, please contact Aon’s corporate office at (312) 381-1000. 01AWVB

M34946-PO6798 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. AON CORPORATION Meeting Information *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2011. Meeting Type: Annual Meeting For holders as of: March 30, 2011 Date: May 20, 2011 Time: 8:30 AM CDT Location: Indiana Room, Aon Center 200 East Randolph Street Chicago, IL 60601 See the reverse side of this notice to obtain proxy materials and voting instructions.

M34947-PO6798 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX

Voting Items M34948-PO6798 1f. Edgar D. Jannotta 1e. Judson C. Green 1d. Cheryl A. Francis 1c. Fulvio Conti 1g. Jan Kalff 1h. J. Michael Losh 1i. R. Eden Martin 1j. Andrew J. McKenna 1b. Gregory C. Case 1a. Lester B. Knight 4. Advisory vote on the frequency of the advisory vote on executive compensation. 3. Advisory vote on executive compensation. 2. Ratification of the appointment of Ernst & Young LLP as Aon’s Independent Registered Public Accounting Firm. 5. Approval of the Aon Corporation 2011 Incentive Plan. 6. Approval of the Aon Corporation 2011 Employee Stock Purchase Plan. 7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1p. Carolyn Y. Woo 1o. Gloria Santona 1. Election of Directors: The Board of Directors recommends you vote FOR the following proposals: 1k. Robert S. Morrison The Board of Directors recommends you vote 1 year on the following proposal: 1l. Richard B. Myers 1n. John W. Rogers, Jr. 1m. Richard C. Notebaert The Board of Directors recommends you vote FOR the following proposals:

M34949-PO6798 Voting Instructions